UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report January 3, 2013

_______________________________

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

_______________________________

WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of Principal Executive Offices) (Zip Code)

304-363-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

MVB Financial Corp (the “Company”) approved the grant of stock options under the MVB Financial Corp 2003 Incentive Stock Plan to the following executive officers in the indicated amounts:

	Options Granted 12-31-12	Options Granted 01-01-13
Roger J. Turner	7,500	7,500
John T. Schirripa	7,500	7,500
Donald T. Robinson	7,500	7,500
David Jones	5,000	5,000
Eric L. Tichenor	5,000	5,000
Larry F. Mazza	25,000	25,000

The options will be exercisable at the fair market value of the Company’s common stock on the date of the grant ($24.00 per share) and will vest over a five year period in equal amounts each year, beginning 12-31-13 and 01-01-14, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Eric L. Tichenor
Eric L. Tichenor Senior VP, Chief Financial Officer

Date:  January 3, 2013